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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 13, 2005

                            Mueller Industries, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                     1-6770                25-0790410
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
incorporation or organization)                            Identification Number)

                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (901) 753-3200


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On October 13, 2005, Mueller Industries, Inc. ("Mueller" or the "Company") appointed new officers as described below.

Gregory L. Christopher, formerly Vice President of Sales of the Company's Standard Products Division (the "S.P.D."), was named President of the S.P.D. Mr. Christopher (age 43) had served as Vice President of Sales of the S.P.D. for more than the last five years.

Patrick W. Donovan, formerly a Managing Director of Mueller Europe Ltd., was named President of Mueller's European operations. Mr. Donovan (age 56) had served as Managing Director of Mueller Europe Ltd. since January 2003. Prior to joining Mueller, Mr. Donovan was Executive Director of BSS Group PLC, a specialist distributor of pipeline, heating, ventilation, plumbing and sanitaryware products, from April 2001 until December 2002 and Chief Executive of BSS Group PLC from 1997 to April 2001.

Peter D. Berkman, formerly the President of B&K Industries, Inc., a subsidiary of the Company, was named President of Mueller's Trading operations. Mr. Berkman (age 38) will continue to serve as President of B&K Industries, Inc., a position he has held since August 1998.

In addition, on October 13, 2005, the Company announced the change in title of certain of its existing officers as described below.

Michael O. Fifer, formerly Executive Vice President of the Company, was named President of the Company's Engineered Products Division (the "E.P.D."). Mr. Fifer (age 48) had served as Executive Vice President of Mueller since June 30, 2003. Mr. Fifer served as President, North American Operations, for Watts Water Technologies, Inc., a plumbing valve manufacturer, for more than five years prior to May 31, 2003.

Kent A. McKee, formerly Vice President and Chief Financial Officer of the Company, was named Executive Vice President of the Company. Mr. McKee will continue to serve as the Company's Chief Financial Officer. Mr. McKee (age 44) had served as Vice President and has served as Chief Financial Officer of Mueller since 1999.

Continuing Positions.

James H. Rourke continues to serve as President of the Company's Industrial Products Division (the "I.P.D."). Mr. Rourke (age 56) has served as President of the I.P.D. since December 2003. Mr. Rourke served as General Manager-Rod from January 2002 until December 2003. Mr. Rourke also served as Vice President of the I.P.D. for more than five years prior to December 2003.

Gary C. Wilkerson continues to serve as Vice President, General Counsel and Secretary of the Company. Mr. Wilkerson (age 59) joined Mueller on May 2, 2005. From April 2002 to May 2005, Mr. Wilkerson served as Of Counsel to the law firm of Pietrangelo Cook, LLP in


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Memphis. From 1997 to January 2002, Mr. Wilkerson served as Vice President and
General Counsel for Louisiana-Pacific Corporation.

Harvey L. Karp continues to serve as Chairman of the Board of Directors of the Company and William D. O'Hagan continues to serve as President and Chief Executive Officer of the Company.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MUELLER INDUSTRIES, INC.



Dated:  October 19, 2005               By:  /s/ Gary C. Wilkerson
                                            ------------------------------------
                                             Name:  Gary C. Wilkerson
                                             Title: Vice President, General
                                                    Counsel and Secretary